Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2009

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            16464

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B             1495
	    Class C             7913
	    Class Y		3289


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 16.31

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 13.98
	    Class C           $ 14.71
	    Class Y           $ 16.80


Series 2

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  1631

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $  209
	    Class C	      $  521
	    Class Y	      $   46

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.09

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.07
    	    Class C	      $ 0.07
	    Class Y	      $ 0.10

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            18225

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 	        3165
	    Class C             7880
	    Class Y		 295


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 5.66

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 5.64
	    Class C           $ 5.66
	    Class Y           $ 5.70


Series 3

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 747

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   75
	    Class C	      $   75
	    Class Y	      $    -(1)

            (1) less than $500

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.002

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.002
    	    Class C	      $ 0.002
   	    Class Y	      $ 0.002


74U.    1.  Number of shares outstanding (000's omitted)
	    Class A	      306080

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B            29306
	    Class C            26234
	    Class Y              106

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 1.00

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 1.00
	    Class C           $ 1.00
	    Class Y           $ 1.00


Series 4

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A             21315

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B 		  665
	    Class C              3126
	    Class Y		  445


74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 22.66

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 19.60
	    Class C           $ 20.11
	    Class Y           $ 23.17


Series 5

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $ 1037

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   42
	    Class C	      $  211
	    Class Y	      $  218

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.04
    	    Class C	      $ 0.05
	    Class Y	      $ 0.09

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            12346

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B	         918
	    Class C             4060
	    Class Y		2311

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 19.12

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 18.88
	    Class C           $ 19.18
	    Class Y           $ 19.22


Series 6

72DD.	1.  Total income dividends for which record pass during the period
	    (000's omitted)
	    Class A	      $  1023

	2.  Dividends for a second class of open-end company shares
	    (000's omitted)
	    Class B	      $   20
	    Class C	      $   96
	    Class Y	      $  150

73A.	1.  Dividends from net investment income (per share)
	    Class A	      $ 0.08

	2.  Dividends for a second class of open-end company shares (per share)
	    Class B	      $ 0.05
    	    Class C	      $ 0.06
	    Class Y	      $ 0.09

74U.    1.  Number of shares outstanding (000's omitted)
	    Class A            12549

	2. Number of shares outstanding of a second class of shares of open-end company (000's ommited)
	    Class B              398
	    Class C             1640
	    Class Y		1499

74V.    1.  Net asset value per share (to nearest cent)
	    Class A           $ 14.20

	2. Net asset value per share of a second class of open-end company shares (to nearest cent)
	    Class B           $ 14.02
	    Class C           $ 14.21
	    Class Y           $ 14.38